CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 5 to

Purchase Agreement No. 3866

between

The Boeing Company and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of October 11, 2016, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and

    WHEREAS, Customer and Boeing agree to slide the delivery of four (4) 737-8 Aircraft [***]

    WHEREAS, [***]; and

    WHEREAS, [***].

    NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    Purchase Agreement Table of Contents and Tables:

    1.1    Remove and replace, in its entirety, the Purchase Agreement "Table of Contents", with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 5.

    1.2    Remove and replace, in its entirety, the Purchase Agreement "Table 1A to Purchase Agreement No. PA-03866", with the revised Table 1A, attached hereto, to reflect the revisions to the scheduled delivery months for the Subject Aircraft.

2.    Supplemental Exhibit.

    2.1    Supplemental Exhibit BFE1 entitled "Buyer Furnished Equipment Variables", is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1 attached hereto, to reflect the updated preliminary BFE on-dock dates associated with the Subject Aircraft.

3.    Letter Agreements.

    3.1    Letter Agreement ASA-PA-3866-LA-09439R1 entitled "Special Matters - Models 737-8 and 737-9", is hereby deleted in Its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09439R2, attached hereto, [***].

    3.2    Letter Agreement ASA-PA-3866-LA-09441 entitled "Aircraft Model Substitution", is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09441R1, attached hereto, [***].

    3.3    Letter Agreement ASA-PA-3866-LA-09442 entitled "Right to Purchase Additional Aircraft", is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09442R1, attached hereto, {***].

    3.4    Letter Agreement ASA-PA-3866-LA-09445 entitled "Special Matters - Option Aircraft", is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09445R1, attached hereto, [***].

    3.4    Letter Agreement ASA-PA-3866-LA-09446 entitled "Special Matters - Purchase Right Aircraft", is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09446R1, attached hereto, [***].4.    Advance Payments

[***].

The Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY            ALASKA AIRLINES, INC.

By: _______________________        By: _______________________

Its: ________________________        Its: ________________________